Exhibit 24.01

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BEN FOWKE, ROBERT C. FRENZEL and SCOTT WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to one or more Registration Statements on Form S-3 Registration Statements (or such other appropriate form) and all amendments, including post-effective amendments, thereto, and to one or more Registration Statements on Form S-8 (or other such applicable forms) and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of the issuance and sale debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of February, 2019.

/s/ Ben Fowke
Ben Fowke
Chairman, President, Chief Executive Officer and Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BEN FOWKE, ROBERT C. FRENZEL and SCOTT WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to one or more Registration Statements on Form S-3 Registration Statements (or such other appropriate form) and all amendments, including post-effective amendments, thereto, and to one or more Registration Statements on Form S-8 (or other such applicable forms) and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of the issuance and sale debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of February, 2019.

/s/ Lynn Casey
Lynn Casey
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BEN FOWKE, ROBERT C. FRENZEL and SCOTT WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to one or more Registration Statements on Form S-3 Registration Statements (or such other appropriate form) and all amendments, including post-effective amendments, thereto, and to one or more Registration Statements on Form S-8 (or other such applicable forms) and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of the issuance and sale debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of February, 2019.

/s/ Richard K. Davis
Richard K. Davis
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BEN FOWKE, ROBERT C. FRENZEL and SCOTT WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to one or more Registration Statements on Form S-3 Registration Statements (or such other appropriate form) and all amendments, including post-effective amendments, thereto, and to one or more Registration Statements on Form S-8 (or other such applicable forms) and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of the issuance and sale debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of February, 2019.

/s/ Richard T. O’Brien
Richard T. O’Brien
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BEN FOWKE, ROBERT C. FRENZEL and SCOTT WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to one or more Registration Statements on Form S-3 Registration Statements (or such other appropriate form) and all amendments, including post-effective amendments, thereto, and to one or more Registration Statements on Form S-8 (or other such applicable forms) and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of the issuance and sale debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of February, 2019.

/s/ David K. Owens
David K. Owens
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BEN FOWKE, ROBERT C. FRENZEL and SCOTT WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to one or more Registration Statements on Form S-3 Registration Statements (or such other appropriate form) and all amendments, including post-effective amendments, thereto, and to one or more Registration Statements on Form S-8 (or other such applicable forms) and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of the issuance and sale debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of February, 2019.

/s/ Christopher J. Policinski
Christopher J. Policinski
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BEN FOWKE, ROBERT C. FRENZEL and SCOTT WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to one or more Registration Statements on Form S-3 Registration Statements (or such other appropriate form) and all amendments, including post-effective amendments, thereto, and to one or more Registration Statements on Form S-8 (or other such applicable forms) and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of the issuance and sale debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of February, 2019.

/s/ James Prokopanko
James Prokopanko
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BEN FOWKE, ROBERT C. FRENZEL and SCOTT WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to one or more Registration Statements on Form S-3 Registration Statements (or such other appropriate form) and all amendments, including post-effective amendments, thereto, and to one or more Registration Statements on Form S-8 (or other such applicable forms) and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of the issuance and sale debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of February, 2019.

/s/ A. Patricia Sampson
A. Patricia Sampson
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BEN FOWKE, ROBERT C. FRENZEL and SCOTT WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to one or more Registration Statements on Form S-3 Registration Statements (or such other appropriate form) and all amendments, including post-effective amendments, thereto, and to one or more Registration Statements on Form S-8 (or other such applicable forms) and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of the issuance and sale debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of February, 2019.

/s/ James J. Sheppard
James J. Sheppard
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BEN FOWKE, ROBERT C. FRENZEL and SCOTT WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to one or more Registration Statements on Form S-3 Registration Statements (or such other appropriate form) and all amendments, including post-effective amendments, thereto, and to one or more Registration Statements on Form S-8 (or other such applicable forms) and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of the issuance and sale debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of February, 2019.

/s/ David A. Westerlund
David A. Westerlund
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BEN FOWKE, ROBERT C. FRENZEL and SCOTT WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to one or more Registration Statements on Form S-3 Registration Statements (or such other appropriate form) and all amendments, including post-effective amendments, thereto, and to one or more Registration Statements on Form S-8 (or other such applicable forms) and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of the issuance and sale debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of February, 2019.

/s/ Kim Williams
Kim Williams
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BEN FOWKE, ROBERT C. FRENZEL and SCOTT WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to one or more Registration Statements on Form S-3 Registration Statements (or such other appropriate form) and all amendments, including post-effective amendments, thereto, and to one or more Registration Statements on Form S-8 (or other such applicable forms) and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of the issuance and sale debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of February, 2019.

/s/ Timothy V. Wolf
Timothy V. Wolf
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BEN FOWKE, ROBERT C. FRENZEL and SCOTT WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to one or more Registration Statements on Form S-3 Registration Statements (or such other appropriate form) and all amendments, including post-effective amendments, thereto, and to one or more Registration Statements on Form S-8 (or other such applicable forms) and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of the issuance and sale debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of February, 2019.

/s/ Daniel Yohannes
Daniel Yohannes
Director

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